EX-10.8
                     AMENDMENT OF PROMISSORY NOTE

March 21, 2001

The promissory note dated September 15, 2000 whereby Hayseed Stephens agreed to loan Ness Energy International, Inc., up to $600,000.00 at an interest rate of prime plus 2% to be repaid, including interest, in one payment by September 15, 2001 is hereby amended as follows:

The repayment date is extended to September 15, 2002.


All other conditions remain unchanged.

(1)  /s/  Kaye Oakes                           /s/  Hayseed Stephens
                                               Hayseed Stephens
                                               Hayseed Stephens Oil,
Inc.

(2)  /s/  Walter Littlefield                   /s/  Bob Lee
                                               Bob Lee

Ness Energy International, Inc.

Signatures of Witnesses          Signature of Maker and Payee